EXHIBIT 99.1


                           JOINT FILING AGREEMENT

          The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

          This Agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.

Dated:  October 30, 2006


                                 NEW MOUNTAIN VANTAGE GP, L.L.C.

                                 By:  /s/ Steven B. Klinsky
                                    -----------------------
                                     Steven B. Klinsky
                                     Managing Member


                                 NEW MOUNTAIN VANTAGE, L.P.

                                 By: New Mountain Vantage GP, L.L.C.,
                                     its general partner

                                 By:  /s/ Steven B. Klinsky
                                    -----------------------
                                     Steven B. Klinsky
                                     Managing Member


                                 NEW MOUNTAIN VANTAGE
                                    (CALIFORNIA), L.P.

                                 By: New Mountain Vantage GP, L.L.C.,
                                     its general partner

                                 By:  /s/ Steven B. Klinsky
                                    -----------------------
                                     Steven B. Klinsky
                                     Managing Member


                                 NEW MOUNTAIN VANTAGE (TEXAS), L.P.

                                 By: New Mountain Vantage GP, L.L.C.,
                                     its general partner

                                 By:  /s/ Steven B. Klinsky
                                    -----------------------
                                     Steven B. Klinsky
                                     Managing Member


                                      /s/ Steven B. Klinsky
                                    --------------------------
                                     Steven B. Klinsky


                                 NEW MOUNTAIN VANTAGE ADVISERS, L.L.C.

                                 By:  /s/ Steven B. Klinsky
                                    -----------------------
                                     Steven B. Klinsky
                                     Managing Member


                                 NEW MOUNTAIN VANTAGE (CAYMAN) LTD.

                                 By:  /s/ Steven B. Klinsky
                                    -----------------------
                                     Steven B. Klinsky
                                     Director


                                 NEW MOUNTAIN VANTAGE HOLDCO LTD.

                                 By:  /s/ Steven B. Klinsky
                                    -----------------------
                                     Steven B. Klinsky
                                     Director


                                 NMV SPECIAL HOLDINGS, LLC

                                 By: New Mountain Vantage GP, L.L.C.,
                                     its managing member

                                 By:  /s/ Steven B. Klinsky
                                    -----------------------
                                     Steven B. Klinsky
                                     Managing Member


                                 CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM

                                 By:  /s/ Christianna Wood
                                    -----------------------
                                     Senior Investment Officer